SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                       SCHEDULE 14A--INFORMATION REQUIRED
                               IN PROXY STATEMENT
                              -------------------
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                              -------------------

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to ss.240.14a-12

                              MARKET AMERICA, INC.
              ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)


              ---------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         2)  Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No:

         3)  Filing Party:

         4)  Date Filed:

         The following is the text of two letters to be distributed on or after July 9, 2002 to shareholders of Market America, Inc. who are also distributors of Market America, Inc. The first letter is to be delivered to those shareholder/distributors whose shares were held in street name as of June 4, 2002. The second is to be delivered to shareholder/distributors whose shares were held in their own names as of June 4, 2002, and includes a proxy card in the same form as was distributed with the proxy statement on June 24, 2002.

July 9, 2002

Dear Distributor/Shareholder:

I would ask that you, our loyal and most valued shareholders, take the time and consideration to carefully review and act upon the Voting Instruction Form you have received. (If you have not received one, please call 1-800-530-3744.) It is fundamental to the Company's future growth. In order to assist you in making your decision, I would like to take this opportunity to explain the reasoning behind our efforts to take the Company private. Such reasoning centers on three primary objectives: the very same objectives that prompted our efforts to take the Company public - namely, credibility, growth and incentive.

In making the transition to a publicly traded company, it was my desire to foster credibility, confidence and integrity in a direct sales industry historically evaluated, and ultimately judged, with deep suspicion by the financial marketplace. Questions concerning financial stability and "where the money went" were answered through disclosure and audited financial statements in our Market America Annual Report. Regrettably, this was the only one of our primary objectives that actually had an effect. Market America has set the example for others in the industry to follow. My commitment to you is that we will continue to provide certified, audited financial statements through our Annual Report. Our financial credibility will never be an issue. I will not permit it.

Another of my objectives in originally taking the Company public was to provide an incentive for your participation in our future growth, and give Market America a method to raise capital for expansion. This means of providing value to you, so that your investment could appreciate and we could ultimately raise future growth capital, never materialized. The Company has performed admirably, but unfortunately its stock has not.

The reasons for this disappointing performance are varied. The stock has always been thinly traded. Our industry has been given short shrift from the brokerage community, equity markets, and institutional investors. Strong performance does not always lead to recognition in the equity markets - only rumors that a company is a candidate for sale or merger.

As a consequence of these considerations, I have made a necessary decision:
Enough is enough!

By taking Market America private, we can have a company that actually rewards the creativity and hard work that is behind it. Instead of always focusing on price per share and the bottom line, we will focus on aggressive and inspired marketing efforts that will leverage more volume for the Company and greater opportunities for the Field. Only an increased entrepreneurial effort from our Management Team and the Field will provide the profitability required to grow our company and Field organization so that both your goals and our goals can be realized.

There must be a certain level of incentive for a dynamic enterprise like Market America to fully prosper. In taking the Company public, I wanted to provide such incentive to our Management Team, Field organizations and hard working employees through a "stake" of Company stock, in addition to commissions and paychecks, so that a common economic bond could be formed. This decision was made with the noblest of intentions, but that has had little to do with the correspondingly poor performance of the stock. Market America's success - and most valuable assets - are the people associated with it. It is my intention to properly reward their efforts - to provide the engine of financial incentive to the creative forces behind this marvelous enterprise so we can all achieve our objectives.

As a result of the Management Team's purchasing back Market America stock, it will still be the same company with a phenomenal marketing plan and inspired leadership, but there will now be even more financial incentive to take Market America to the next level of growth and success.

A Yes vote of 50% plus one vote (exclusive of the Management Team's votes) is necessary for this proposal to pass. Failing to respond is the same as a "No" vote. So, I am asking you to please consider our new plans that center on credibility, growth and incentive so that our destiny can be realized for everyone associated with Market America.

PLEASE DON'T WAIT. VOTE NOW! IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CALL 1-800-530-3744. GEORGESON SHAREHOLDER, WHO IS ASSISTING US WITH THE VOTING PROCESS, WILL BE GLAD TO HELP YOU.

I appreciate your time and consideration. Please accept my gratitude for the loyal support you have given Market America.

Respectfully,


James H. Ridinger
President and CEO
MARKET AMERICA, INC.

July 9, 2002

Dear Distributor/Shareholder:

I would ask that you, one of our loyal and most valued shareholders, take the time and consideration to carefully review and act upon the Shareholder Proxy Statement you have received. (If you have not received one, please call 1-800-530-3744.) It is fundamental to the Company's future growth. In order to assist you in making your decision, I would like to take this opportunity to explain the reasoning behind our efforts to take the Company private. Such reasoning centers on three primary objectives: the very same objectives that prompted our efforts to take the Company public - namely, credibility, growth and incentive.

In making the transition to a publicly traded company, it was my desire to foster credibility, confidence and integrity in a direct sales industry historically evaluated, and ultimately judged, with deep suspicion by the financial marketplace. Questions concerning financial stability and "where the money went" were answered through disclosure and audited financial statements in our Market America Annual Report. Regrettably, this was the only one of our primary objectives that actually had an effect. Market America has set the example for others in the industry to follow. My commitment to you is that we will continue to provide certified, audited financial statements through our Annual Report. Our financial credibility will never be an issue. I will not permit it.

Another of my objectives in originally taking the Company public was to provide an incentive for your participation in our future growth, and give Market America a method to raise capital for expansion. This means of providing value to you, so that your investment could appreciate and we could ultimately raise future growth capital, never materialized. The Company has performed admirably, but unfortunately its stock has not.

The reasons for this disappointing performance are varied. The stock has always been thinly traded. Our industry has been given short shrift from the brokerage community, equity markets, and institutional investors. Strong performance does not always lead to recognition in the equity markets - only rumors that a company is a candidate for sale or merger.

As a consequence of these considerations, I have made a necessary decision:
Enough is enough!

By taking Market America private, we can have a company that actually rewards the creativity and hard work that is behind it. Instead of always focusing on price per share and the bottom line, we will focus on aggressive and inspired marketing efforts that will leverage more volume for the Company and greater opportunities for the Field. Only an increased entrepreneurial effort from our Management Team and the Field will provide the profitability required to grow our company and Field organization so that both your goals and our goals can be realized.

There must be a certain level of incentive for a dynamic enterprise like Market America to fully prosper. In taking the Company public, I wanted to provide such incentive to our Management Team, Field organizations and hard working employees through a "stake" of Company stock, in addition to commissions and paychecks, so that a common economic bond could be formed. This decision was made with the noblest of intentions, but that has had little to do with the correspondingly poor performance of the stock. Market America's success - and most valuable assets - are the people associated with it. It is my intention to properly reward their efforts - to provide the engine of financial incentive to the creative forces behind this marvelous enterprise so we can all achieve our objectives.

As a result of the Management Team's purchasing back Market America stock, it will still be the same company with a phenomenal marketing plan and inspired leadership, but there will now be even more financial incentive to take Market America to the next level of growth and success.

That is why the enclosed Shareholder Proxy Card is so important. If you have not already voted, please vote now. If you have any questions, please call the 800 number shown below and Georgeson Shareholder will assist you. A vote of 50% plus one vote (exclusive of the Management Team's votes) is necessary for this proposal to pass. Failure to respond is the same as a "No" vote. So, I am asking you to please consider our new plans that center on credibility, growth and incentive so that our destiny can be realized for everyone associated with Market America.

PLEASE DON'T WAIT. VOTE NOW! IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CALL 1-800-530-3744. GEORGESON SHAREHOLDER, WHO IS ASSISTING US WITH THE VOTING PROCESS, WILL BE GLAD TO HELP YOU.

I appreciate your time and consideration. Please accept my gratitude for the loyal support you have given Market America.

Respectfully,


James H. Ridinger
President and CEO
MARKET AMERICA, INC.

Enc:  Shareholder Proxy Card

                                      PROXY

                              MARKET AMERICA, INC.

                          PROXY FOR THE SPECIAL MEETING
                    OF SHAREHOLDERS TO BE HELD JULY 22, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Market America, Inc., a North Carolina corporation ("Market America"), acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June 14, 2002, and, revoking all prior proxies, hereby appoint(s) James H. Ridinger and Martin L. Weissman, and each of them, with full power of substitution, as proxies to represent and vote all shares of Common Stock of Market America, which the undersigned would be entitled to vote if present in person at the Special Meeting of Shareholders of Market America to be held on July 22, 2002 at 2 pm, local time, and at any adjournment or adjournments thereof (the "Meeting"). These proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                    There are three ways to vote your proxy

                                TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-850-5356, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 5 pm Eastern Time July 21, 2002.

                                 INTERNET VOTING

   Visit the Internet voting website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges.
                Available until 5 pm Eastern Time July 21, 2002.

                                 VOTING BY MAIL

         Simply mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or
                the Internet, please do not mail your proxy card.

                                 COMPANY NUMBER

                                 COMPANY NUMBER

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                                        X

                                   Please mark
                         your votes as in this example.

   THE BOARD OF DIRECTORS HAS NO SPECIFIC RECOMMENDATION REGARDING YOUR VOTE; HOWEVER, THE MERGER CANNOT BE COMPLETED AND THE MERGER CONSIDERATION WILL NOT
          BE PAID UNLESS AT LEAST 1,738,176 SHARES HELD BY UNAFFILIATED
                   SHAREHOLDERS ARE VOTED "FOR" THE PROPOSAL.

The undersigned hereby instructs said proxies or their substitutes to vote as specified below on the following matter and in accordance with their judgment on any other matters which may properly come before the Meeting.

1. Agreement and Plan of Merger and transactions contemplated thereby.
                  FOR               AGAINST          ABSTAIN
                  |_|                  |_|             |_|

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the above proposal.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                                    Signature:

                                    Signature:
                                            (If held jointly)

                                    DATE:            , 2002

NOTE: Please sign exactly as name(s) appear on your stock certificates. If your stock certificate is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should add their titles.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE